EXHIBIT 10.3
BANK OF AMERICA

                                                              SECURITY AGREEMENT
                                                     (RECEIVABLES AND INVENTORY)


1. THE SECURITY. The undersigned OYO Instruments, Inc. ("Guarantor") hereby assigns and grants to Bank of America Texas, N.A. ("Bank") a security interest in the following described property ("Collateral"):

      A. All of the following, whether now owned or hereafter acquired by
         Guarantor: accounts, contract rights, chattel paper, instruments, deposit accounts and general intangibles.
      B. All inventory now owned or hereafter acquired by Guarantor. C. All negotiable and nonnegotiable documents of title now owned or hereafter acquired by Guarantor covering any of the above-described property.
      D. All rights under contracts of insurance now owned or hereafter acquired by Guarantor covering any of the above-described property.
      E. All proceeds now owned or hereafter acquired by Guarantor of any of the above-described property.
      F. All books and records now owned or hereafter acquired by Guarantor pertaining to any of the above-described property, including but not limited to any computer-readable memory and any computer hardware or software necessary to process such memory ("Books and Records").

2. THE INDEBTEDNESS. The Collateral secures and will secure all Indebtedness of Oyo Geospace Corporation ("Borrower") to Bank. For the purposes of this Agreement, "Indebtedness" means all loans and advances made by Bank to Borrower and all other obligations and liabilities of Borrower to Bank, whether now existing or hereafter incurred or created, whether voluntary or involuntary, whether due or not due, whether absolute or contingent, with respect to that certain Business Loan Agreement between Borrower and Bank and dated of even date herewith (the "Loan Agreement"). Unless Guarantor shall have otherwise agreed in writing, Indebtedness, for the purposes of this Agreement, shall not include "consumer credit" subject to the disclosure requirements of the Federal Truth in Lending Act or any regulations promulgated thereunder.

3. GUARANTOR'S REPRESENTATIONS, WARRANTIES, AND COVENANTS. Guarantor covenants and warrants that unless compliance is waived by Bank in writing:

      A. Guarantor is the owner of the Collateral and has good right, title and authority to pledge, sell, transfer and assign the Collateral.
      B. There is no financing statement or other document creating or evidencing a lien now on file in any public office covering any of the Collateral, nor is there any lien or encumbrance on any of the Collateral.
      C. Guarantor shall execute and deliver such financing statements, and do such other things, as Bank may from time to time require in order to perfect and preserve the security interest hereby granted and the priority of such security interest.
      D. If any amount payable under or in connection with any of the Collateral shall become evidenced by any promissory note or other instrument, such instrument shall be immediately pledged to Bank hereunder and Guarantor shall deliver to Bank such instrument, duly endorsed in a manner satisfactory to Bank.
      E. Guarantor will properly preserve the Collateral; defend the Collateral against any adverse claims and demands; and keep accurate Books and Records.
      F. Guarantor has notified Bank in writing of, and will notify Bank in writing prior to any change in, the locations of (i) Guarantor's place of business or Guarantor's chief executive office if Guarantor has more than one place of business, and (ii) any Collateral, including the Books and Records.
      G. Guarantor will notify Bank in writing prior to any change in Guarantor's name, identity or business structure.
      H. Guarantor will maintain and keep in force insurance covering the Collateral as required by the Loan Agreement. INSURANCE IS REQUIRED IN CONNECTION WITH THE INDEBTEDNESS SECURED BY THIS SECURITY AGREEMENT. THE GUARANTOR SHALL HAVE THE OPTION OF FURNISHING THE REQUIRED INSURANCE EITHER THROUGH EXISTING POLICIES OF INSURANCE OWNED OR CONTROLLED BY THE GUARANTOR OR OF PROCURING AND FURNISHING EQUIVALENT INSURANCE COVERAGES THROUGH ANY INSURANCE COMPANY AUTHORIZED TO TRANSACT BUSINESS IN TEXAS.

      I. Guarantor has not granted and will not grant any security interest in any of the Collateral except to Bank, and will keep the Collateral free of all liens, claims, security interests and encumbrances of any kind or nature except the security interest of Bank.
      J. Guarantor will not sell, lease, agree to sell or lease, or otherwise dispose of, or remove from Guarantor's place of business (i) any inventory except in the ordinary course of business as heretofore conducted by Guarantor, or (ii) any other Collateral except with the prior written consent of Bank.
      K. Guarantor will promptly notify Bank in writing of any event which affects the value of the Collateral, the ability of Guarantor or Bank to dispose of the Collateral, or the rights and remedies of Bank in relation thereto, including, but not limited to, the levy of any legal process against any Collateral and the adoption of any marketing order, arrangement or procedure affecting the Collateral, whether governmental or otherwise.
      L. If any Collateral is or becomes the subject of any registration certificate or negotiable document of title, including any warehouse receipt or bill of lading, Guarantor shall immediately deliver such document to Bank.
      M. Until Bank exercises its rights to make collection, Guarantor will diligently collect all Collateral.

4. ADDITIONAL OPTIONAL REQUIREMENTS. Guarantor agrees that Bank may at its option at any time, whether or not Borrower is in default:

      A. Require Guarantor to deliver to Bank (i) copies of or extracts from the Books and Records, and (ii) information on any contracts or other matters affecting the Collateral.
      B. Examine the Collateral, including the Books and Records, and make copies of or extracts from the Books and Records, and for such purposes enter at any reasonable time upon the property where any Collateral or any Books and Records are located.
      C. Require Guarantor to obtain Bank's prior written consent to any sale, lease, agreement to sell or lease, or other disposition of any inventory other than in the ordinary course of business.

Guarantor further agrees that if Borrower is in default, Bank may:

      AA.Require Guarantor to segregate all collections and proceeds of the Collateral so that they are capable of identification and deliver daily such collections and proceeds to Bank in kind.
      BB.Require Guarantor to deliver to Bank any instruments or chattel paper constituting Collateral or proceeds of Collateral.
      CC.Notify any account debtors, any buyers of the Collateral, or any other persons of Bank's interest in the Collateral.
      DD.Require Guarantor to direct all account debtors to forward all payments and proceeds of the Collateral to a post office box under Bank's exclusive control.
      EE.Demand and collect any payments and proceeds of the Collateral. In connection therewith Guarantor irrevocably authorizes Bank to endorse or sign Guarantor's name on all checks, drafts, collections, receipts and other documents, and to take possession of and open the mail addressed to Guarantor and remove therefrom any payments and proceeds of the Collateral.

5. DEFAULTS. The occurrence of any event described in Section 9 of the Loan Agreement shall constitute a default hereunder.

6. BANK'S REMEDIES AFTER DEFAULT. In the event of any default Bank may do any one or more of the following, all without demand, presentment, protest, notice of protest, notice of intention to accelerate, notice of acceleration, or other notice of any kind, all of which are hereby waived by Guarantor to the extent permitted by applicable law:
      A. Declare any Indebtedness immediately due and payable.
      B. Enforce the security interest given hereunder pursuant to the Uniform Commercial Code and any other applicable law.
      C. Exercise a right of setoff against any deposit account of Guarantor maintained with Bank by applying such account to the Indebtedness.

      D. Require Guarantor to assemble the Collateral, including the Books and Records, and make them available to Bank at a place designated by Bank.
      E. Enter upon the property where any Collateral, including any Books and Records, are located and take possession of such Collateral and such Books and Records, and use such property (including any buildings and facilities) and any of Guarantor's equipment, if Bank deems such use necessary or advisable in order to take possession of, hold, preserve, process, assemble, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral.
      F. Grant extensions and compromise or settle claims with respect to the Collateral for less than face value, all without prior notice to Guarantor.
      G. Have a receiver appointed by any court of competent jurisdiction to take possession of the Collateral.
      H. Take such measures as Bank may deem necessary or advisable to take possession of, hold, preserve, process, assemble, insure, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral, and Guarantor hereby irrevocably constitutes and appoints Bank as Guarantor's attorney-in-fact to perform all acts and execute all documents in connection therewith.

7.    MISCELLANEOUS.

      A. Any waiver, express or implied, of any provision hereunder and any delay or failure by Bank to enforce any provision shall not preclude Bank from enforcing any such provision thereafter.
      B. Guarantor shall, at the request of Bank, execute such other agreements, documents, instruments, or financing statements in connection with this Agreement as Bank may reasonably deem necessary to perfect and preserve the security interests created by this Security Agreement.
      C. All notes, security agreements, subordination agreements and other documents executed by Guarantor or furnished to Bank in connection with this Agreement must be in form and substance satisfactory to Bank.
      D. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS
         OF THE STATE OF TEXAS, TO THE JURISDICTION OF WHICH THE PARTIES HERETO
         SUBMIT.
      E. All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law. Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.
      F. All terms not defined herein are used as set forth in the Uniform Commercial Code.
      G. In the event of any action by Bank to enforce this Agreement or to protect the security interest of Bank in the Collateral, or to take possession of, hold, preserve, process, assemble, insure, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral, Guarantor agrees to pay immediately the costs and expenses thereof, together with reasonable attorney's fees and allocated costs for in-house legal services. Notwithstanding the foregoing, if the Indebtedness was extended primarily for the purchase of one or more motor vehicles (other than a heavy commercial vehicle), the expense for which the Guarantor shall be liable pursuant to this section 7 (g) shall not exceed the following: all amounts actually incurred by the Bank as court costs; attorneys' fees assessed by a court; and the reasonable cost actually expended for repossessing, storing, preparing for sale, or selling any Collateral.


8. NO ORAL AGREEMENTS. THIS WRITTEN SECURITY AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[The remainder of this page is intentionally left blank.]

9.    SIGNATURES

      This document is executed by Guarantor as of June 26, 1998.


LENDER:                                     GUARANTOR:

BANK OF AMERICA TEXAS, N.A.                 OYO INSTRUMENTS, INC.

By: /s/ GEORGE M. SMITH                      By: /s/ THOMAS T. MCENTIRE
        George M. Smith, Vice President              Thomas T. McEntire, CFO


ADDRESS WHERE NOTICES TO THE BANK      ADDRES WHERE NOTICES TO THE
ARE TO BE SENT:                        GUARANTOR ARE TO BE SENT:

Bank of America Texas, N.A.                 9777 West Gulf Bank, Suite 10
Houston Commercial Lending, #2552           Houston, Texas 77040
333 Clay Street, Ste. 3600
Houston, Texas 77002

BANK OF AMERICA
                                                              SECURITY AGREEMENT
                                                     (RECEIVABLES AND INVENTORY)

1. THE SECURITY. The undersigned Concord Technologies, Inc. ("Guarantor") hereby assigns and grants to Bank of America Texas, N.A. ("Bank") a security interest in the following described property ("Collateral"):

      A. All of the following, whether now owned or hereafter acquired by
         Guarantor: accounts, contract rights, chattel paper, instruments, deposit accounts and general intangibles.
      B. All inventory now owned or hereafter acquired by Guarantor. C. All negotiable and nonnegotiable documents of title now owned or hereafter acquired by Guarantor covering any of the above-described property.
      D. All rights under contracts of insurance now owned or hereafter acquired by Guarantor covering any of the above-described property.
      E. All proceeds now owned or hereafter acquired by Guarantor of any of the above-described property.
      F. All books and records now owned or hereafter acquired by Guarantor pertaining to any of the above-described property, including but not limited to any computer-readable memory and any computer hardware or software necessary to process such memory ("Books and Records").

2. THE INDEBTEDNESS. The Collateral secures and will secure all Indebtedness of Oyo Geospace Corporation ("Borrower") to Bank. For the purposes of this Agreement, "Indebtedness" means all loans and advances made by Bank to Borrower and all other obligations and liabilities of Borrower to Bank, whether now existing or hereafter incurred or created, whether voluntary or involuntary, whether due or not due, whether absolute or contingent, with respect to that certain Business Loan Agreement between Borrower and Bank and dated of even date herewith (the "Loan Agreement"). Unless Guarantor shall have otherwise agreed in writing, Indebtedness, for the purposes of this Agreement, shall not include "consumer credit" subject to the disclosure requirements of the Federal Truth in Lending Act or any regulations promulgated thereunder.

3. GUARANTOR'S REPRESENTATIONS, WARRANTIES, AND COVENANTS. Guarantor covenants and warrants that unless compliance is waived by Bank in writing:

      A. Guarantor is the owner of the Collateral and has good right, title and authority to pledge, sell, transfer and assign the Collateral.
      B. There is no financing statement or other document creating or evidencing a lien now on file in any public office covering any of the Collateral, nor is there any lien or encumbrance on any of the Collateral.
      C. Guarantor shall execute and deliver such financing statements, and do such other things, as Bank may from time to time require in order to perfect and preserve the security interest hereby granted and the priority of such security interest.
      D. If any amount payable under or in connection with any of the Collateral shall become evidenced by any promissory note or other instrument, such instrument shall be immediately pledged to Bank hereunder and Guarantor shall deliver to Bank such instrument, duly endorsed in a manner satisfactory to Bank.
      E. Guarantor will properly preserve the Collateral; defend the Collateral against any adverse claims and demands; and keep accurate Books and Records.
      F. Guarantor has notified Bank in writing of, and will notify Bank in writing prior to any change in, the locations of (i) Guarantor's place of business or Guarantor's chief executive office if Guarantor has more than one place of business, and (ii) any Collateral, including the Books and Records.
      G. Guarantor will notify Bank in writing prior to any change in Guarantor's name, identity or business structure.
      H. Guarantor will maintain and keep in force insurance covering the Collateral as required by the Loan Agreement. INSURANCE IS REQUIRED IN CONNECTION WITH THE INDEBTEDNESS SECURED BY THIS SECURITY AGREEMENT. THE GUARANTOR SHALL HAVE THE OPTION OF FURNISHING THE REQUIRED INSURANCE EITHER THROUGH EXISTING POLICIES OF INSURANCE OWNED OR CONTROLLED BY THE GUARANTOR OR OF PROCURING AND FURNISHING EQUIVALENT INSURANCE COVERAGES THROUGH ANY INSURANCE COMPANY AUTHORIZED TO TRANSACT BUSINESS IN TEXAS.
                                                                               1

      I. Guarantor has not granted and will not grant any security interest in any of the Collateral except to Bank, and will keep the Collateral free of all liens, claims, security interests and encumbrances of any kind or nature except the security interest of Bank.
      J. Guarantor will not sell, lease, agree to sell or lease, or otherwise dispose of, or remove from Guarantor's place of business (i) any inventory except in the ordinary course of business as heretofore conducted by Guarantor, or (ii) any other Collateral except with the prior written consent of Bank.
      K. Guarantor will promptly notify Bank in writing of any event which affects the value of the Collateral, the ability of Guarantor or Bank to dispose of the Collateral, or the rights and remedies of Bank in relation thereto, including, but not limited to, the levy of any legal process against any Collateral and the adoption of any marketing order, arrangement or procedure affecting the Collateral, whether governmental or otherwise.
      L. If any Collateral is or becomes the subject of any registration certificate or negotiable document of title, including any warehouse receipt or bill of lading, Guarantor shall immediately deliver such document to Bank.
      M. Until Bank exercises its rights to make collection, Guarantor will diligently collect all Collateral.

4. ADDITIONAL OPTIONAL REQUIREMENTS. Guarantor agrees that Bank may at its option at any time, whether or not Borrower is in default:

      A. Require Guarantor to deliver to Bank (i) copies of or extracts from the Books and Records, and (ii) information on any contracts or other matters affecting the Collateral.
      B. Examine the Collateral, including the Books and Records, and make copies of or extracts from the Books and Records, and for such purposes enter at any reasonable time upon the property where any Collateral or any Books and Records are located.
      C. Require Guarantor to obtain Bank's prior written consent to any sale, lease, agreement to sell or lease, or other disposition of any inventory other than in the ordinary course of business.

Guarantor further agrees that if Borrower is in default, Bank may:

      AA.Require Guarantor to segregate all collections and proceeds of the Collateral so that they are capable of identification and deliver daily such collections and proceeds to Bank in kind.
      BB.Require Guarantor to deliver to Bank any instruments or chattel paper constituting Collateral or proceeds of Collateral.
      CC.Notify any account debtors, any buyers of the Collateral, or any other persons of Bank's interest in the Collateral.
      DD.Require Guarantor to direct all account debtors to forward all payments and proceeds of the Collateral to a post office box under Bank's exclusive control.
      EE.Demand and collect any payments and proceeds of the Collateral. In connection therewith Guarantor irrevocably authorizes Bank to endorse or sign Guarantor's name on all checks, drafts, collections, receipts and other documents, and to take possession of and open the mail addressed to Guarantor and remove therefrom any payments and proceeds of the Collateral.

5. DEFAULTS. The occurrence of any event described in Section 9 of the Loan Agreement shall constitute a default hereunder.

6. BANK'S REMEDIES AFTER DEFAULT. In the event of any default Bank may do any one or more of the following, all without demand, presentment, protest, notice of protest, notice of intention to accelerate, notice of acceleration, or other notice of any kind, all of which are hereby waived by Guarantor to the extent permitted by applicable law:

      A. Declare any Indebtedness immediately due and payable.
      B. Enforce the security interest given hereunder pursuant to the Uniform Commercial Code and any other applicable law.
      C. Exercise a right of setoff against any deposit account of Guarantor maintained with Bank by applying such account to the Indebtedness.

      D. Require Guarantor to assemble the Collateral, including the Books and Records, and make them available to Bank at a place designated by Bank.
      E. Enter upon the property where any Collateral, including any Books and Records, are located and take possession of such Collateral and such Books and Records, and use such property (including any buildings and facilities) and any of Guarantor's equipment, if Bank deems such use necessary or advisable in order to take possession of, hold, preserve, process, assemble, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral.
      F. Grant extensions and compromise or settle claims with respect to the Collateral for less than face value, all without prior notice to Guarantor.
      G. Have a receiver appointed by any court of competent jurisdiction to take possession of the Collateral.
      H. Take such measures as Bank may deem necessary or advisable to take possession of, hold, preserve, process, assemble, insure, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral, and Guarantor hereby irrevocably constitutes and appoints Bank as Guarantor's attorney-in-fact to perform all acts and execute all documents in connection therewith.

7.    MISCELLANEOUS.

      A. Any waiver, express or implied, of any provision hereunder and any delay or failure by Bank to enforce any provision shall not preclude Bank from enforcing any such provision thereafter.
      B. Guarantor shall, at the request of Bank, execute such other agreements, documents, instruments, or financing statements in connection with this Agreement as Bank may reasonably deem necessary to perfect and preserve the security interests created by this Security Agreement.
      C. All notes, security agreements, subordination agreements and other documents executed by Guarantor or furnished to Bank in connection with this Agreement must be in form and substance satisfactory to Bank.
      D. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS
         OF THE STATE OF TEXAS, TO THE JURISDICTION OF WHICH THE PARTIES HERETO
         SUBMIT.
      E. All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law. Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.
      F. All terms not defined herein are used as set forth in the Uniform Commercial Code.
      G. In the event of any action by Bank to enforce this Agreement or to protect the security interest of Bank in the Collateral, or to take possession of, hold, preserve, process, assemble, insure, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral, Guarantor agrees to pay immediately the costs and expenses thereof, together with reasonable attorney's fees and allocated costs for in-house legal services. Notwithstanding the foregoing, if the Indebtedness was extended primarily for the purchase of one or more motor vehicles (other than a heavy commercial vehicle), the expense for which the Guarantor shall be liable pursuant to this section 7 (g) shall not exceed the following: all amounts actually incurred by the Bank as court costs; attorneys' fees assessed by a court; and the reasonable cost actually expended for repossessing, storing, preparing for sale, or selling any Collateral.


8. NO ORAL AGREEMENTS. THIS WRITTEN SECURITY AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[The remainder of this page is intentionally left blank.]

9.    SIGNATURES

      This document is executed by Guarantor as of June 26, 1998.


LENDER:                                     GUARANTOR:

BANK OF AMERICA TEXAS, N.A.                 CONCORD TECHNOLOGIES, INC.


By: /s/ GEORGE M. SMITH                     By: /s/ THOMAS T. MCENTIRE
        George M. Smith, Vice President             Thomas T. McEntire, CFO



ADDRESS WHERE NOTICES TO THE BANK           ADDRESS WHERE NOTICES TO THE
ARE TO BE SENT:                             GUARANTOR ARE TO BE SENT:

Bank of America Texas, N.A.                 1830 Kersten
Houston Commercial Lending, #2552           Houston, Texas 77043-3118
333 Clay Street, Ste. 3600
Houston, Texas 77002

BANK OF AMERICA
                                                              SECURITY AGREEMENT
                                                     (RECEIVABLES AND INVENTORY)

1. THE SECURITY. The undersigned 5404330 and More Royalties Company ("Guarantor") hereby assigns and grants to Bank of America Texas, N.A. ("Bank") a security interest in the following described property ("Collateral"):

      A. All of the following, whether now owned or hereafter acquired by
         Guarantor: accounts, contract rights, chattel paper, instruments, deposit accounts and general intangibles.
      B. All inventory now owned or hereafter acquired by Guarantor. C. All negotiable and nonnegotiable documents of title now owned or hereafter acquired by Guarantor covering any of the above-described property.
      D. All rights under contracts of insurance now owned or hereafter acquired by Guarantor covering any of the above-described property.
      E. All proceeds now owned or hereafter acquired by Guarantor of any of the above-described property.
      F. All books and records now owned or hereafter acquired by Guarantor pertaining to any of the above-described property, including but not limited to any computer-readable memory and any computer hardware or software necessary to process such memory ("Books and Records").

2. THE INDEBTEDNESS. The Collateral secures and will secure all Indebtedness of Oyo Geospace Corporation ("Borrower") to Bank. For the purposes of this Agreement, "Indebtedness" means all loans and advances made by Bank to Borrower and all other obligations and liabilities of Borrower to Bank, whether now existing or hereafter incurred or created, whether voluntary or involuntary, whether due or not due, whether absolute or contingent, with respect to that certain Business Loan Agreement between Borrower and Bank and dated of even date herewith (the "Loan Agreement"). Unless Guarantor shall have otherwise agreed in writing, Indebtedness, for the purposes of this Agreement, shall not include "consumer credit" subject to the disclosure requirements of the Federal Truth in Lending Act or any regulations promulgated thereunder.

3. GUARANTOR'S REPRESENTATIONS, WARRANTIES, AND COVENANTS. Guarantor covenants and warrants that unless compliance is waived by Bank in writing:

      A. Guarantor is the owner of the Collateral and has good right, title and authority to pledge, sell, transfer and assign the Collateral.
      B. There is no financing statement or other document creating or evidencing a lien now on file in any public office covering any of the Collateral, nor is there any lien or encumbrance on any of the Collateral.
      C. Guarantor shall execute and deliver such financing statements, and do such other things, as Bank may from time to time require in order to perfect and preserve the security interest hereby granted and the priority of such security interest.
      D. If any amount payable under or in connection with any of the Collateral shall become evidenced by any promissory note or other instrument, such instrument shall be immediately pledged to Bank hereunder and Guarantor shall deliver to Bank such instrument, duly endorsed in a manner satisfactory to Bank.
      E. Guarantor will properly preserve the Collateral; defend the Collateral against any adverse claims and demands; and keep accurate Books and Records.
      F. Guarantor has notified Bank in writing of, and will notify Bank in writing prior to any change in, the locations of (i) Guarantor's place of business or Guarantor's chief executive office if Guarantor has more than one place of business, and (ii) any Collateral, including the Books and Records.
      G. Guarantor will notify Bank in writing prior to any change in Guarantor's name, identity or business structure.
      H. Guarantor will maintain and keep in force insurance covering the Collateral as required by the Loan Agreement. INSURANCE IS REQUIRED IN CONNECTION WITH THE INDEBTEDNESS SECURED BY THIS SECURITY AGREEMENT. THE GUARANTOR SHALL HAVE THE OPTION OF FURNISHING THE REQUIRED INSURANCE EITHER THROUGH EXISTING POLICIES OF INSURANCE OWNED OR CONTROLLED BY THE GUARANTOR OR OF PROCURING AND FURNISHING EQUIVALENT INSURANCE COVERAGES THROUGH ANY INSURANCE COMPANY AUTHORIZED TO TRANSACT BUSINESS IN TEXAS.

      I. Guarantor has not granted and will not grant any security interest in any of the Collateral except to Bank, and will keep the Collateral free of all liens, claims, security interests and encumbrances of any kind or nature except the security interest of Bank.
      J. Guarantor will not sell, lease, agree to sell or lease, or otherwise dispose of, or remove from Guarantor's place of business (i) any inventory except in the ordinary course of business as heretofore conducted by Guarantor, or (ii) any other Collateral except with the prior written consent of Bank.
      K. Guarantor will promptly notify Bank in writing of any event which affects the value of the Collateral, the ability of Guarantor or Bank to dispose of the Collateral, or the rights and remedies of Bank in relation thereto, including, but not limited to, the levy of any legal process against any Collateral and the adoption of any marketing order, arrangement or procedure affecting the Collateral, whether governmental or otherwise.
      L. If any Collateral is or becomes the subject of any registration certificate or negotiable document of title, including any warehouse receipt or bill of lading, Guarantor shall immediately deliver such document to Bank.
      M. Until Bank exercises its rights to make collection, Guarantor will diligently collect all Collateral.

4. ADDITIONAL OPTIONAL REQUIREMENTS. Guarantor agrees that Bank may at its option at any time, whether or not Borrower is in default:

      A. Require Guarantor to deliver to Bank (i) copies of or extracts from the Books and Records, and (ii) information on any contracts or other matters affecting the Collateral.
      B. Examine the Collateral, including the Books and Records, and make copies of or extracts from the Books and Records, and for such purposes enter at any reasonable time upon the property where any Collateral or any Books and Records are located.
      C. Require Guarantor to obtain Bank's prior written consent to any sale, lease, agreement to sell or lease, or other disposition of any inventory other than in the ordinary course of business.

Guarantor further agrees that if Borrower is in default, Bank may:

      AA.Require Guarantor to segregate all collections and proceeds of the Collateral so that they are capable of identification and deliver daily such collections and proceeds to Bank in kind.
      BB.Require Guarantor to deliver to Bank any instruments or chattel paper constituting Collateral or proceeds of Collateral.
      CC.Notify any account debtors, any buyers of the Collateral, or any other persons of Bank's interest in the Collateral.
      DD.Require Guarantor to direct all account debtors to forward all payments and proceeds of the Collateral to a post office box under Bank's exclusive control.
      EE.Demand and collect any payments and proceeds of the Collateral. In connection therewith Guarantor irrevocably authorizes Bank to endorse or sign Guarantor's name on all checks, drafts, collections, receipts and other documents, and to take possession of and open the mail addressed to Guarantor and remove therefrom any payments and proceeds of the Collateral.

5. DEFAULTS. The occurrence of any event described in Section 9 of the Loan Agreement shall constitute a default hereunder.

6. BANK'S REMEDIES AFTER DEFAULT. In the event of any default Bank may do any one or more of the following, all without demand, presentment, protest, notice of protest, notice of intention to accelerate, notice of acceleration, or other notice of any kind, all of which are hereby waived by Guarantor to the extent permitted by applicable law:
      A. Declare any Indebtedness immediately due and payable.
      B. Enforce the security interest given hereunder pursuant to the Uniform Commercial Code and any other applicable law.

      C. Exercise a right of setoff against any deposit account of Guarantor maintained with Bank by applying such account to the Indebtedness.
      D. Require Guarantor to assemble the Collateral, including the Books and
         Records, and make them available to Bank at a place designated by Bank.
      E. Enter upon the property where any Collateral, including any Books and Records, are located and take possession of such Collateral and such Books and Records, and use such property (including any buildings and facilities) and any of Guarantor's equipment, if Bank deems such use necessary or advisable in order to take possession of, hold, preserve, process, assemble, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral.
      F. Grant extensions and compromise or settle claims with respect to the Collateral for less than face value, all without prior notice to Guarantor.
      G. Have a receiver appointed by any court of competent jurisdiction to take possession of the Collateral.
      H. Take such measures as Bank may deem necessary or advisable to take possession of, hold, preserve, process, assemble, insure, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral, and Guarantor hereby irrevocably constitutes and appoints Bank as Guarantor's attorney-in-fact to perform all acts and execute all documents in connection therewith.

7.    MISCELLANEOUS.

      A. Any waiver, express or implied, of any provision hereunder and any delay or failure by Bank to enforce any provision shall not preclude Bank from enforcing any such provision thereafter.
      B. Guarantor shall, at the request of Bank, execute such other agreements, documents, instruments, or financing statements in connection with this Agreement as Bank may reasonably deem necessary to perfect and preserve the security interests created by this Security Agreement.
      C. All notes, security agreements, subordination agreements and other documents executed by Guarantor or furnished to Bank in connection with this Agreement must be in form and substance satisfactory to Bank.
      D. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS
         OF THE STATE OF TEXAS, TO THE JURISDICTION OF WHICH THE PARTIES HERETO
         SUBMIT.
      E. All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law. Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.
      F. All terms not defined herein are used as set forth in the Uniform Commercial Code.
      G. In the event of any action by Bank to enforce this Agreement or to protect the security interest of Bank in the Collateral, or to take possession of, hold, preserve, process, assemble, insure, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral, Guarantor agrees to pay immediately the costs and expenses thereof, together with reasonable attorney's fees and allocated costs for in-house legal services. Notwithstanding the foregoing, if the Indebtedness was extended primarily for the purchase of one or more motor vehicles (other than a heavy commercial vehicle), the expense for which the Guarantor shall be liable pursuant to this section 7 (g) shall not exceed the following: all amounts actually incurred by the Bank as court costs; attorneys' fees assessed by a court; and the reasonable cost actually expended for repossessing, storing, preparing for sale, or selling any Collateral.


8. NO ORAL AGREEMENTS. THIS WRITTEN SECURITY AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[The remainder of this page is intentionally left blank.]

9.    SIGNATURES

      This document is executed by Guarantor as of June 26, 1998.


LENDER:                                   GUARANTOR:

BANK OF AMERICA TEXAS, N.A.               5404330 AND MORE ROYALTIES COMPANY


By: /s/ GEORGE M. SMITH                   By: /s/ GARY D. OWENS
        George M. Smith, Vice President           Gary D. Owens, President


ADDRESS WHERE NOTICES TO THE BANK         ADDRESS WHERE  NOTICES TO THE
ARE TO BE SENT:                           GUARANTOR ARE TO BE SENT:

Bank of America Texas, N.A.               101 Convention Center Drive, Suite 850
Houston Commercial Lending, #2552         Las Vegas, Nevada 89109
333 Clay Street, Ste. 3600
Houston, Texas 77002

BANK OF AMERICA
                                                              SECURITY AGREEMENT
                                                     (RECEIVABLES AND INVENTORY)

1. THE SECURITY. The undersigned Geo Space Corporation ("Guarantor") hereby assigns and grants to Bank of America Texas, N.A. ("Bank") a security interest in the following described property ("Collateral"):

      A. All of the following, whether now owned or hereafter acquired by
         Guarantor: accounts, contract rights, chattel paper, instruments, deposit accounts and general intangibles.
      B. All inventory now owned or hereafter acquired by Guarantor. C. All negotiable and nonnegotiable documents of title now owned or hereafter acquired by Guarantor covering any of the above-described property.
      D. All rights under contracts of insurance now owned or hereafter acquired by Guarantor covering any of the above-described property.
      E. All proceeds now owned or hereafter acquired by Guarantor of any of the above-described property.
      F. All books and records now owned or hereafter acquired by Guarantor pertaining to any of the above-described property, including but not limited to any computer-readable memory and any computer hardware or software necessary to process such memory ("Books and Records").

2. THE INDEBTEDNESS. The Collateral secures and will secure all Indebtedness of Oyo Geospace Corporation ("Borrower") to Bank. For the purposes of this Agreement, "Indebtedness" means all loans and advances made by Bank to Borrower and all other obligations and liabilities of Borrower to Bank, whether now existing or hereafter incurred or created, whether voluntary or involuntary, whether due or not due, whether absolute or contingent, with respect to that certain Business Loan Agreement between Borrower and Bank and dated of even date herewith (the "Loan Agreement"). Unless Guarantor shall have otherwise agreed in writing, Indebtedness, for the purposes of this Agreement, shall not include "consumer credit" subject to the disclosure requirements of the Federal Truth in Lending Act or any regulations promulgated thereunder.

3. GUARANTOR'S REPRESENTATIONS, WARRANTIES, AND COVENANTS. Guarantor covenants and warrants that unless compliance is waived by Bank in writing:

      A. Guarantor is the owner of the Collateral and has good right, title and authority to pledge, sell, transfer and assign the Collateral.
      B. There is no financing statement or other document creating or evidencing a lien now on file in any public office covering any of the Collateral, nor is there any lien or encumbrance on any of the Collateral.
      C. Guarantor shall execute and deliver such financing statements, and do such other things, as Bank may from time to time require in order to perfect and preserve the security interest hereby granted and the priority of such security interest.
      D. If any amount payable under or in connection with any of the Collateral shall become evidenced by any promissory note or other instrument, such instrument shall be immediately pledged to Bank hereunder and Guarantor shall deliver to Bank such instrument, duly endorsed in a manner satisfactory to Bank.
      E. Guarantor will properly preserve the Collateral; defend the Collateral against any adverse claims and demands; and keep accurate Books and Records.
      F. Guarantor has notified Bank in writing of, and will notify Bank in writing prior to any change in, the locations of (i) Guarantor's place of business or Guarantor's chief executive office if Guarantor has more than one place of business, and (ii) any Collateral, including the Books and Records.
      G. Guarantor will notify Bank in writing prior to any change in Guarantor's name, identity or business structure.
      H. Guarantor will maintain and keep in force insurance covering the Collateral as required by the Loan Agreement. INSURANCE IS REQUIRED IN CONNECTION WITH THE INDEBTEDNESS SECURED BY THIS SECURITY AGREEMENT. THE GUARANTOR SHALL HAVE THE OPTION OF FURNISHING THE REQUIRED INSURANCE EITHER THROUGH EXISTING POLICIES OF INSURANCE OWNED OR CONTROLLED BY THE GUARANTOR OR OF PROCURING AND FURNISHING EQUIVALENT INSURANCE COVERAGES THROUGH ANY INSURANCE COMPANY AUTHORIZED TO TRANSACT BUSINESS IN TEXAS.

      I. Guarantor has not granted and will not grant any security interest in any of the Collateral except to Bank, and will keep the Collateral free of all liens, claims, security interests and encumbrances of any kind or nature except the security interest of Bank.
      J. Guarantor will not sell, lease, agree to sell or lease, or otherwise dispose of, or remove from Guarantor's place of business (i) any inventory except in the ordinary course of business as heretofore conducted by Guarantor, or (ii) any other Collateral except with the prior written consent of Bank.
      K. Guarantor will promptly notify Bank in writing of any event which affects the value of the Collateral, the ability of Guarantor or Bank to dispose of the Collateral, or the rights and remedies of Bank in relation thereto, including, but not limited to, the levy of any legal process against any Collateral and the adoption of any marketing order, arrangement or procedure affecting the Collateral, whether governmental or otherwise.
      L. If any Collateral is or becomes the subject of any registration certificate or negotiable document of title, including any warehouse receipt or bill of lading, Guarantor shall immediately deliver such document to Bank.
      M. Until Bank exercises its rights to make collection, Guarantor will diligently collect all Collateral.

4. ADDITIONAL OPTIONAL REQUIREMENTS. Guarantor agrees that Bank may at its option at any time, whether or not Borrower is in default:

      A. Require Guarantor to deliver to Bank (i) copies of or extracts from the Books and Records, and (ii) information on any contracts or other matters affecting the Collateral.
      B. Examine the Collateral, including the Books and Records, and make copies of or extracts from the Books and Records, and for such purposes enter at any reasonable time upon the property where any Collateral or any Books and Records are located.
      C. Require Guarantor to obtain Bank's prior written consent to any sale, lease, agreement to sell or lease, or other disposition of any inventory other than in the ordinary course of business.

Guarantor further agrees that if Borrower is in default, Bank may:

      AA.Require Guarantor to segregate all collections and proceeds of the Collateral so that they are capable of identification and deliver daily such collections and proceeds to Bank in kind.
      BB.Require Guarantor to deliver to Bank any instruments or chattel paper constituting Collateral or proceeds of Collateral.
      CC.Notify any account debtors, any buyers of the Collateral, or any other persons of Bank's interest in the Collateral.
      DD.Require Guarantor to direct all account debtors to forward all payments and proceeds of the Collateral to a post office box under Bank's exclusive control.
      EE.Demand and collect any payments and proceeds of the Collateral. In connection therewith Guarantor irrevocably authorizes Bank to endorse or sign Guarantor's name on all checks, drafts, collections, receipts and other documents, and to take possession of and open the mail addressed to Guarantor and remove therefrom any payments and proceeds of the Collateral.

5. DEFAULTS. The occurrence of any event described in Section 9 of the Loan Agreement shall constitute a default hereunder.

6. BANK'S REMEDIES AFTER DEFAULT. In the event of any default Bank may do any one or more of the following, all without demand, presentment, protest, notice of protest, notice of intention to accelerate, notice of acceleration, or other notice of any kind, all of which are hereby waived by Guarantor to the extent permitted by applicable law:
      A. Declare any Indebtedness immediately due and payable.
      B. Enforce the security interest given hereunder pursuant to the Uniform Commercial Code and any other applicable law.

      C. Exercise a right of setoff against any deposit account of Guarantor maintained with Bank by applying such account to the Indebtedness.
      D. Require Guarantor to assemble the Collateral, including the Books and
         Records, and make them available to Bank at a place designated by Bank.
      E. Enter upon the property where any Collateral, including any Books and Records, are located and take possession of such Collateral and such Books and Records, and use such property (including any buildings and facilities) and any of Guarantor's equipment, if Bank deems such use necessary or advisable in order to take possession of, hold, preserve, process, assemble, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral.
      F. Grant extensions and compromise or settle claims with respect to the Collateral for less than face value, all without prior notice to Guarantor.
      G. Have a receiver appointed by any court of competent jurisdiction to take possession of the Collateral.
      H. Take such measures as Bank may deem necessary or advisable to take possession of, hold, preserve, process, assemble, insure, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral, and Guarantor hereby irrevocably constitutes and appoints Bank as Guarantor's attorney-in-fact to perform all acts and execute all documents in connection therewith.

7.    MISCELLANEOUS.

      A. Any waiver, express or implied, of any provision hereunder and any delay or failure by Bank to enforce any provision shall not preclude Bank from enforcing any such provision thereafter.
      B. Guarantor shall, at the request of Bank, execute such other agreements, documents, instruments, or financing statements in connection with this Agreement as Bank may reasonably deem necessary to perfect and preserve the security interests created by this Security Agreement.
      C. All notes, security agreements, subordination agreements and other documents executed by Guarantor or furnished to Bank in connection with this Agreement must be in form and substance satisfactory to Bank.
      D. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS
         OF THE STATE OF TEXAS, TO THE JURISDICTION OF WHICH THE PARTIES HERETO
         SUBMIT.
      E. All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law. Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.
      F. All terms not defined herein are used as set forth in the Uniform Commercial Code.
      G. In the event of any action by Bank to enforce this Agreement or to protect the security interest of Bank in the Collateral, or to take possession of, hold, preserve, process, assemble, insure, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral, Guarantor agrees to pay immediately the costs and expenses thereof, together with reasonable attorney's fees and allocated costs for in-house legal services. Notwithstanding the foregoing, if the Indebtedness was extended primarily for the purchase of one or more motor vehicles (other than a heavy commercial vehicle), the expense for which the Guarantor shall be liable pursuant to this section 7 (g) shall not exceed the following: all amounts actually incurred by the Bank as court costs; attorneys' fees assessed by a court; and the reasonable cost actually expended for repossessing, storing, preparing for sale, or selling any Collateral.


8. NO ORAL AGREEMENTS. THIS WRITTEN SECURITY AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[The remainder of this page is intentionally left blank.]

9.    SIGNATURES

      This document is executed by Guarantor as of June 26, 1998.


LENDER:                                     GUARANTOR:

BANK OF AMERICA TEXAS, N.A.                 GEO SPACE CORPORATION


By:/s/ GEORGE M. SMITH                      By: /s/ THOMAS T. MCENTIRE
       George M. Smith, Vice President              Thomas T. McEntire, CFO


ADDRESS WHERE NOTICES TO THE BANK           ADDRESS WHERE  NOTICES TO THE
ARE TO BE SENT:                             GUARANTOR ARE TO BE SENT:

Bank of America Texas, N.A.                 7334 North Gessner Road
Houston Commercial Lending, #2552           Houston, Texas 77040
333 Clay Street, Ste. 3600
Houston, Texas  77002

BANK OF AMERICA
                                                              SECURITY AGREEMENT
                                                     (RECEIVABLES AND INVENTORY)

1. THE SECURITY. The undersigned Houston Geophysical Products, Inc. ("Guarantor") hereby assigns and grants to Bank of America Texas, N.A. ("Bank") a security interest in the following described property ("Collateral"):

      A. All of the following, whether now owned or hereafter acquired by
         Guarantor: accounts, contract rights, chattel paper, instruments, deposit accounts and general intangibles.
      B. All inventory now owned or hereafter acquired by Guarantor. C. All negotiable and nonnegotiable documents of title now owned or hereafter acquired by Guarantor covering any of the above-described property.
      D. All rights under contracts of insurance now owned or hereafter acquired by Guarantor covering any of the above-described property.
      E. All proceeds now owned or hereafter acquired by Guarantor of any of the above-described property.
      F. All books and records now owned or hereafter acquired by Guarantor pertaining to any of the above-described property, including but not limited to any computer-readable memory and any computer hardware or software necessary to process such memory ("Books and Records").

2. THE INDEBTEDNESS. The Collateral secures and will secure all Indebtedness of Oyo Geospace Corporation ("Borrower") to Bank. For the purposes of this Agreement, "Indebtedness" means all loans and advances made by Bank to Borrower and all other obligations and liabilities of Borrower to Bank, whether now existing or hereafter incurred or created, whether voluntary or involuntary, whether due or not due, whether absolute or contingent, with respect to that certain Business Loan Agreement between Borrower and Bank and dated of even date herewith (the "Loan Agreement"). Unless Guarantor shall have otherwise agreed in writing, Indebtedness, for the purposes of this Agreement, shall not include "consumer credit" subject to the disclosure requirements of the Federal Truth in Lending Act or any regulations promulgated thereunder.

3. GUARANTOR'S REPRESENTATIONS, WARRANTIES, AND COVENANTS. Guarantor covenants and warrants that unless compliance is waived by Bank in writing:

      A. Guarantor is the owner of the Collateral and has good right, title and authority to pledge, sell, transfer and assign the Collateral.
      B. There is no financing statement or other document creating or evidencing a lien now on file in any public office covering any of the Collateral, nor is there any lien or encumbrance on any of the Collateral.
      C. Guarantor shall execute and deliver such financing statements, and do such other things, as Bank may from time to time require in order to perfect and preserve the security interest hereby granted and the priority of such security interest.
      D. If any amount payable under or in connection with any of the Collateral shall become evidenced by any promissory note or other instrument, such instrument shall be immediately pledged to Bank hereunder and Guarantor shall deliver to Bank such instrument, duly endorsed in a manner satisfactory to Bank.
      E. Guarantor will properly preserve the Collateral; defend the Collateral against any adverse claims and demands; and keep accurate Books and Records.
      F. Guarantor has notified Bank in writing of, and will notify Bank in writing prior to any change in, the locations of (i) Guarantor's place of business or Guarantor's chief executive office if Guarantor has more than one place of business, and (ii) any Collateral, including the Books and Records.
      G. Guarantor will notify Bank in writing prior to any change in Guarantor's name, identity or business structure.
      H. Guarantor will maintain and keep in force insurance covering the Collateral as required by the Loan Agreement. INSURANCE IS REQUIRED IN CONNECTION WITH THE INDEBTEDNESS SECURED BY THIS SECURITY AGREEMENT. THE GUARANTOR SHALL HAVE THE OPTION OF FURNISHING THE REQUIRED INSURANCE EITHER THROUGH EXISTING POLICIES OF INSURANCE OWNED OR CONTROLLED BY THE GUARANTOR OR OF PROCURING AND FURNISHING EQUIVALENT INSURANCE COVERAGES THROUGH ANY INSURANCE COMPANY AUTHORIZED TO TRANSACT BUSINESS IN TEXAS.

      I. Guarantor has not granted and will not grant any security interest in any of the Collateral except to Bank, and will keep the Collateral free of all liens, claims, security interests and encumbrances of any kind or nature except the security interest of Bank.
      J. Guarantor will not sell, lease, agree to sell or lease, or otherwise dispose of, or remove from Guarantor's place of business (i) any inventory except in the ordinary course of business as heretofore conducted by Guarantor, or (ii) any other Collateral except with the prior written consent of Bank.
      K. Guarantor will promptly notify Bank in writing of any event which affects the value of the Collateral, the ability of Guarantor or Bank to dispose of the Collateral, or the rights and remedies of Bank in relation thereto, including, but not limited to, the levy of any legal process against any Collateral and the adoption of any marketing order, arrangement or procedure affecting the Collateral, whether governmental or otherwise.
      L. If any Collateral is or becomes the subject of any registration certificate or negotiable document of title, including any warehouse receipt or bill of lading, Guarantor shall immediately deliver such document to Bank.
      M. Until Bank exercises its rights to make collection, Guarantor will diligently collect all Collateral.

4. ADDITIONAL OPTIONAL REQUIREMENTS. Guarantor agrees that Bank may at its option at any time, whether or not Borrower is in default:

      A. Require Guarantor to deliver to Bank (i) copies of or extracts from the Books and Records, and (ii) information on any contracts or other matters affecting the Collateral.
      B. Examine the Collateral, including the Books and Records, and make copies of or extracts from the Books and Records, and for such purposes enter at any reasonable time upon the property where any Collateral or any Books and Records are located.
      C. Require Guarantor to obtain Bank's prior written consent to any sale, lease, agreement to sell or lease, or other disposition of any inventory other than in the ordinary course of business.

Guarantor further agrees that if Borrower is in default, Bank may:

      AA.Require Guarantor to segregate all collections and proceeds of the Collateral so that they are capable of identification and deliver daily such collections and proceeds to Bank in kind.
      BB.Require Guarantor to deliver to Bank any instruments or chattel paper constituting Collateral or proceeds of Collateral.
      CC.Notify any account debtors, any buyers of the Collateral, or any other persons of Bank's interest in the Collateral.
      DD.Require Guarantor to direct all account debtors to forward all payments and proceeds of the Collateral to a post office box under Bank's exclusive control.
      EE.Demand and collect any payments and proceeds of the Collateral. In connection therewith Guarantor irrevocably authorizes Bank to endorse or sign Guarantor's name on all checks, drafts, collections, receipts and other documents, and to take possession of and open the mail addressed to Guarantor and remove therefrom any payments and proceeds of the Collateral.

5. DEFAULTS. The occurrence of any event described in Section 9 of the Loan Agreement shall constitute a default hereunder.

6. BANK'S REMEDIES AFTER DEFAULT. In the event of any default Bank may do any one or more of the following, all without demand, presentment, protest, notice of protest, notice of intention to accelerate, notice of acceleration, or other notice of any kind, all of which are hereby waived by Guarantor to the extent permitted by applicable law:
      A. Declare any Indebtedness immediately due and payable.
      B. Enforce the security interest given hereunder pursuant to the Uniform Commercial Code and any other applicable law.

      C. Exercise a right of setoff against any deposit account of Guarantor maintained with Bank by applying such account to the Indebtedness.
      D. Require Guarantor to assemble the Collateral, including the Books and
         Records, and make them available to Bank at a place designated by Bank.
      E. Enter upon the property where any Collateral, including any Books and Records, are located and take possession of such Collateral and such Books and Records, and use such property (including any buildings and facilities) and any of Guarantor's equipment, if Bank deems such use necessary or advisable in order to take possession of, hold, preserve, process, assemble, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral.
      F. Grant extensions and compromise or settle claims with respect to the Collateral for less than face value, all without prior notice to Guarantor.
      G. Have a receiver appointed by any court of competent jurisdiction to take possession of the Collateral.
      H. Take such measures as Bank may deem necessary or advisable to take possession of, hold, preserve, process, assemble, insure, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral, and Guarantor hereby irrevocably constitutes and appoints Bank as Guarantor's attorney-in-fact to perform all acts and execute all documents in connection therewith.

7.    MISCELLANEOUS.

      A. Any waiver, express or implied, of any provision hereunder and any delay or failure by Bank to enforce any provision shall not preclude Bank from enforcing any such provision thereafter.
      B. Guarantor shall, at the request of Bank, execute such other agreements, documents, instruments, or financing statements in connection with this Agreement as Bank may reasonably deem necessary to perfect and preserve the security interests created by this Security Agreement.
      C. All notes, security agreements, subordination agreements and other documents executed by Guarantor or furnished to Bank in connection with this Agreement must be in form and substance satisfactory to Bank.
      D. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS
         OF THE STATE OF TEXAS, TO THE JURISDICTION OF WHICH THE PARTIES HERETO
         SUBMIT.
      E. All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law. Any single or partial exercise of any right or remedy shall not preclude the further exercise thereof or the exercise of any other right or remedy.
      F. All terms not defined herein are used as set forth in the Uniform Commercial Code.
      G. In the event of any action by Bank to enforce this Agreement or to protect the security interest of Bank in the Collateral, or to take possession of, hold, preserve, process, assemble, insure, prepare for sale or lease, market for sale or lease, sell or lease, or otherwise dispose of, any Collateral, Guarantor agrees to pay immediately the costs and expenses thereof, together with reasonable attorney's fees and allocated costs for in-house legal services. Notwithstanding the foregoing, if the Indebtedness was extended primarily for the purchase of one or more motor vehicles (other than a heavy commercial vehicle), the expense for which the Guarantor shall be liable pursuant to this section 7 (g) shall not exceed the following: all amounts actually incurred by the Bank as court costs; attorneys' fees assessed by a court; and the reasonable cost actually expended for repossessing, storing, preparing for sale, or selling any Collateral.


8. NO ORAL AGREEMENTS. THIS WRITTEN SECURITY AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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

9.    SIGNATURES

      This document is executed by Guarantor as of June 26, 1998.


LENDER:                                     GUARANTOR:

BANK OF AMERICA TEXAS, N.A.                 HOUSTON GEOPHYSICAL PRODUCTS, INC.


By: /s/ GEORGE M. SMITH                     By: /s/ THOMAS T. MCENTIRE
        George M. Smith, Vice President             Thomas T. McEntire, CFO


ADDRESS WHERE NOTICES TO THE BANK           ADDRESS WHERE NOTICES TO THE
ARE TO BE SENT:                             GUARANTOR ARE TO BE SENT:

Bank of America Texas, N.A.                 507 Allen Genoa Road
Houston Commercial Lending, #2552           Houston, Texas 77017
333 Clay Street, Ste. 3600
Houston, Texas 77002


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